                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Elizabeth M. Forget
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, Chairman of the Board, President and Chief Executive Officer and a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-208611 Flexible Premium Deferred Variable Annuity,

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          PrimElite V

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of January, 2016.

/s/ Elizabeth M. Forget
----------------------------------
  Elizabeth M. Forget

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Norse N. Blazzard
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Norse N. Blazzard, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of August, 2015.

/s/ Norse N. Blazzard
-----------------------------------
  Norse N. Blazzard

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Kumar Das Gupta
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kumar Das Gupta, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of August, 2015.

/s/ Kumar Das Gupta
-----------------------------------
  Kumar Das Gupta

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Robert L. Davidow
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Robert L. Davidow, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of August, 2015.

/s/ Robert L. Davidow
---------------------------------
  Robert L. Davidow

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Richard A. Hemmings
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard A. Hemmings, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of August, 2015.

/s/ Richard A. Hemmings
----------------------------------
  Richard A. Hemmings

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Stephen M. Kessler
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Stephen M. Kessler, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2015.

/s/ Stephen M. Kessler
----------------------------------
  Stephen M. Kessler

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Lisa S. Kuklinski
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Lisa S. Kuklinski, a Director and Vice President of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of August, 2015.

/s/ Lisa S. Kuklinski
-------------------------------
  Lisa S. Kuklinski

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Dina R. Lumerman
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Dina R. Lumerman, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of August, 2015.

/s/ Dina R. Lumerman
----------------------------------
  Dina R. Lumerman

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Kieran R. Mullins
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Kieran R. Mullins, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of August, 2015.

/s/ Kieran R. Mullins
----------------------------------
  Kieran R. Mullins

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Richard C. Pearson
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of August, 2015.

/s/ Richard C. Pearson
----------------------------------
  Richard C. Pearson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                Thomas A. Price
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas A. Price, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of August, 2015.

/s/ Thomas A. Price
----------------------------------
  Thomas A. Price

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Thomas J. Skelly
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Thomas J. Skelly, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John
M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of August, 2015.

/s/ Thomas J. Skelly
---------------------------------------
  Thomas J. Skelly

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, a Director of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

    .   First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011)

        File No. 333-178515 Class O
        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of August, 2015.

/s/ Eric T. Steigerwalt
---------------------------------------
  Eric T. Steigerwalt

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                               Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015)

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          Class L-4 Year IV

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of August, 2015.

/s/ Peter M. Carlson
----------------------------------
  Peter M. Carlson

                   FIRST METLIFE INVESTORS INSURANCE COMPANY

                               POWER OF ATTORNEY

                                James J. Reilly
                            Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, Chief Financial Officer of First MetLife Investors Insurance Company, a New York company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by First MetLife Investors Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

   .    First MetLife Investors Variable Annuity Account One
        File No. 033-74174 First COVA VA, Custom Select, Russell Select and
          Class VA, Class AA and Class B
        File No. 333-96773 Class VA (offered between June 15, 2001 and
          October 7, 2011), Class AA, and Class B
        File No. 333-96775 Class A
        File No. 333-96777 Class XC
        File No. 333-96785 Class L and Class L - 4 Year (offered between
          November 22, 2004 and October 7, 2011)
        File No. 333-96795 Class C (offered between September 4, 2001 and
          October 7, 2011)
        File No. 333-125613 Vintage L and Vintage XC
        File No. 333-125617 PrimElite III
        File No. 333-125618 Marquis Portfolios (offered between November 7,
          2005 and April 30, 2012)
        File No. 333-125619 Protected Equity Portfolio
        File No. 333-137370 Class S and Class S - L Share Option (offered between April 30, 2007 and October 7, 2011)
        File No. 333-137969 PrimElite IV
        File No. 333-148873 Pioneer PRISM
        File No. 333-148874 Pioneer PRISM XC
        File No. 333-148876 Pioneer PRISM L
        File No. 333-152450 Class XTRA
        File No. 333-156646 Class XTRA 6
        File No. 333-158579 MetLife Simple Solutions
        File No. 333-169687 Class VA-4 (offered between May 1, 2011 and
          October 7, 2011)
        File No. 333-176679 Class S (offered on and after October 7, 2011) and
          Class S- L Share Option (offered on and after October 7, 2011)
        File No. 333-176680 Class VA- 4 (offered on and after October 7, 2011) File No. 333-176691 Class VA (offered on and after October 7, 2011) File No. 333-176692 Class L- 4 Year (offered between October 7, 2011 and April 28, 2013)
        File No. 333-176693 Class C (offered on and after October 7, 2011) File No. 333-178515 Class O

        File No. 333-179240 Marquis Portfolios (offered on and after April 30,
          2012)
        File No. 333-186216 Class L-4 Year (offered on and after April 29, 2013) File No. 333-205137 Class O (offered on and after September 21, 2015) File No. 333-208611 Flexible Premium Deferred Variable Annuity,

        N-4 registration statements for
          Class VA - 4 III
          Class VA III
          Class S III with S- L Share Option
          PrimElite V

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of January, 2016.

/s/ James J. Reilly
----------------------------------
  James J. Reilly